SECOND AMENDMENT TO SUBORDINATED PROMISSORY NOTES

     This SECOND AMENDMENT TO SUBORDINATED PROMISSORY NOTES (this “Amendment”), dated as of June 11, 2009, is entered into by and among FIRSTMARK III L.P. (“FirstMark Fund”), FIRSTMARK III OFFSHORE PARTNERS, L.P. (“FirstMark Offshore” and, together with FirstMark Fund, “FirstMark”), CONSTELLATION VENTURE CAPITAL II, L.P. (“Constellation Ventures”), CONSTELLATION VENTURE CAPITAL OFFSHORE II, L.P. (“Constellation Offshore”), THE BSC EMPLOYEE FUND VI, L.P. (“BSC”) and CVC II PARTNERS, LLC (“CVC” and, together with Constellation Ventures, Constellation Offshore and BSC, “Constellation”) and MTM TECHNOLOGIES, INC. (“MTM”).

BACKGROUND

     A. FirstMark has made loans to MTM in the aggregate original principal amount of $6,500,000 (the “FirstMark Loans”), which loans are evidenced by (i) a Second Amended Subordinated Promissory Note dated June 11, 2008 in the amount of $2,191,123, a Subordinated Promissory Noted dated June 11, 2008 in the amount of $2,410,235, a Subordinated Promissory Note dated June 16, 2008 in the amount of $219,112 and an Amended and Restated Subordinated Promissory Note dated February 11, 2009 in the amount of $876,449.00, all of which are issued by MTM and payable to the order of Pequot Private Equity Fund III, L.P. (now FirstMark Fund) or FirstMark Fund (collectively, the “FirstMark Fund Notes”), and (ii) a Second Amended Subordinated Promissory Note dated June 11, 2008 in the amount of $308,877, a Subordinated Promissory Noted dated June 11, 2008 in the amount of $339,765, a Subordinated Promissory Note dated June 16, 2008 in the amount of $30,888 and an Amended and Restated Subordinated Promissory Note dated February 11, 2009 in the amount of $123,551.00, all of which are issued by MTM and payable to the order of Pequot Offshore Private Equity Partners III, L.P. (now FirstMark Offshore) or FirstMark Offshore (collectively, the “FirstMark Offshore Notes” and, together with the FirstMark Fund Notes, the “FirstMark Notes”).

     B. Constellation has made loans to MTM in the aggregate original principal amount of $500,000, which loans are evidenced by a Subordinated Promissory Note dated June 16, 2008 in the amount of $249,617.80 from MTM payable to the order of Constellation Ventures, a Subordinated Promissory Note dated June 16, 2008 in the amount of $132,834.65 from MTM payable to the order of Constellation Offshore, a Subordinated Promissory Note dated June 16, 2008 in the amount of $111,313.95 from MTM payable to the order of BSC, and a Subordinated Promissory Note dated June 16, 2008 in the amount of $6,233.60 from MTM payable to the order of CVC (collectively, the “Constellation Notes” and, together with the FirstMark Notes, the “Notes”).

     C. Each of the Notes provides that no amendment to the Note shall be effective unless in writing and signed by the holders of a majority of the then outstanding aggregate principal balance of the Notes and that no amendment that materially and adversely affects one holder of the Notes shall be effective without the written consent of such adversely affected holder.

     D. On February 11, 2009, MTM, FirstMark and Constellation entered into an Amendment to Subordinated Promissory Notes, which amended certain of the provisions of the Notes (the “First Amendment”).

     E. In connection with MTM’s entering into that certain Letter of Credit Commitment and Reimbursement Agreement, to which FirstMark and Constellation are parties, the parties hereto desire to modify the Notes as set forth herein.

AGREEMENT

     NOW, THEREFORE, in consideration of the mutual promises of the parties hereto and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendments to Maturity Dates and Payment Provisions. FirstMark and Constellation, as the holders of the Notes, agree to the extension of the maturity date of each of the Notes to November 30, 2010, and to an amendment to each of the Notes that prohibits the payment of principal or interest on any of the Notes until November 30, 2010.

     2. Amendments to Subordination Provisions. The Notes are hereby amended as follows:

       (a) Section 5 of each of the FirstMark Notes is hereby amended and restated to read in its entirety as follows:

  “Section 5. Subordination. The right of repayment of principal of and interest on this Note shall be subordinated to the rights and security interest of (i) GE Commercial Distribution Finance Corporation (“CDF”) in connection with the August 21, 2007 secured Credit Facilities Agreement (“Credit Facilities Agreement”) with CDF, as Administrative Agent, GECC Capital Markets Group, Inc., as Sole Lead Arranger and Sole Bookrunner, and CDF and the other lenders listed in the Credit Facilities Agreement; (ii) Columbia Partners, L.L.C. Investment Management (“Columbia”), as Investment Manager for the Letter of Credit Guarantors in connection with the Letter of Credit Commitment and Reimbursement Agreement dated June __, 2009 (the “L/C Agreement”), with Columbia, as Investment Manager for the L/C Guarantors signatory thereto; and (iii) Columbia, as Investment Manager and National Electric Benefit Fund (“NEBF”) in connection with the November 23, 2005, secured credit agreement (the “CP/NEBF Credit Agreement”) with Columbia, as Investment Manager, and NEBF, as Lender (CDF, Columbia and NEBF collectively, the “Senior Lenders” and the Credit Facilities Agreement, the L/C Agreement and the CP/NEBF Credit Agreement collectively, the “Senior Debt”). The issuance of this Note requires the consent of the Senior Lenders pursuant to the Senior Debt. The Borrower has obtained such consent. While any default or event of default has occurred and is continuing with respect to any Senior

  Debt, the Borrower shall not make and the Holder shall not accept any payments or distribution in respect of this Note of any kind. The Holder agrees that this Note shall remain unsecured at all times and the Holder shall not accept any collateral security in respect hereof. For so long as any Senior Debt remains outstanding or any Senior Lender shall have any obligation to lend to the Borrower, the Holder shall not exercise any remedies or take any enforcement action against the Borrower with respect to this Note.”

       (b) Section 5 of each of the Constellation Notes is hereby amended and restated to read in its entirety as follows:

  Section 5. Subordination. The right of repayment of principal of and interest on this Note shall be subordinated to (a) the rights and security interest of (i) GE Commercial Distribution Finance Corporation (“CDF”) in connection with the August 21, 2007, secured Credit Facilities Agreement (“Credit Facilities Agreement”) with CDF, as Administrative Agent, GECC Capital Markets Group, Inc., as Sole Lead Arranger and Sole Bookrunner, and CDF and the other lenders listed in the Credit Facilities Agreement; (ii) Columbia OPartners, L.L.C. Investment Management (“Columbia”), as Investment Manager for the L/C Guarantors in connection with the Letter of Credit Commitment and Reimbursement Agreement dated June 11, 2009 (the “L/C Agreement”), with Columbia, as Investment Manager for the L/C Guarantors signatory thereto; and (ii) Columbia, as Investment Manager and National Electric Benefit Fund (“NEBF”) in connection with the November 23, 2005, secured credit agreement (the “CP/NEBF Credit Agreement”) with Columbia, as Investment Manager, and NEBF, as Lender (CDF, Columbia and NEBF collectively, the “Senior Lenders” and the Credit Facilities Agreement, the L/C Agreement and the CP/NEBF Credit Agreement collectively the “Senior Debt”) and (b) the rights of FirstMark in connection with the FirstMark Notes. The issuance of this Note requires the consent of the Senior Lenders pursuant to the Senior Debt. The Borrower has obtained such consent. While any default or event of default has occurred and is continuing with respect to any Senior Debt or the FirstMark Notes, the Borrower shall not make and the Holder shall not accept any payments or distribution in respect of this Note of any kind. The Holder agrees that this Note shall remain unsecured at all times and the Holder shall not accept any collateral security in respect hereof. For so long as any Senior Debt or FirstMark Notes remain outstanding or any Senior Lender shall have any obligation to lend to the Borrower, the Holder shall not exercise any remedies or take any enforcement action against the Borrower with respect to this Note.”

     3. Forms of Amended and Restated Notes. Forms of the amended and restated Notes setting forth the amendments described herein are attached hereto as Exhibits A-1 through A-12.

     4. Representations and Warranties. Each of FirstMark Fund, FirstMark Offshore, Constellation Venture, Constellation Offshore, BSC, CVC and MTM hereby certifies, severally and not jointly, that this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of such party, enforceable against it in accordance with its terms.

     5. Effective Time; Full Force and Effect. The amendments and agreement contained in this Amendment shall be effective on the date first set forth above notwithstanding the actual date of signing by any party hereto (the “Effective Date”). Except as otherwise modified herein the terms and provisions of the Notes shall remain unchanged, are and shall remain in full force and effect and are hereby ratified and confirmed. From and after the Effective Date, all references in the Notes to “this Note,” “this Agreement,” “herein,” “hereof,” “hereunder” and words of similar import shall be to the Notes, as amended by the First Amendment and this Amendment.

     6. No Waiver. Except as expressly provided herein, this Amendment shall not constitute a waiver, consent or release with respect to any provision of the Notes, a waiver of any default or Event of Default under the Notes or a waiver or release of any of FirstMark or Constellation’s rights and remedies, all of which are hereby reserved.

     7. Counterparts. This Amendment may be executed in any number of counterparts, and each such counterpart shall be deemed for all purposes to be an original, and all such counterparts shall together constitute but one and the same Amendment.

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       IN WITNESS WHEREOF, the parties have affixed their signatures to this Amendment to Subordinated Promissory Notes as of the date first written above.

FIRSTMARK III, L.P.

By:	[FirstMark Capital, L.L.C.]
its General Partner

By:	/s/ Gerald A. Poch
Name: Gerald A. Poch
Title: Chairman and Managing Director

FIRSTMARK III OFFSHORE PARTNERS, L.P.

By:	[FirstMark Capital, L.L.C.]
its General Partner

By:	/s/ Gerald A. Poch
Name: Gerald A. Poch
Title: Chairman and Managing Director

CONSTELLATION VENTURE CAPITAL II, L.P.

By:	Constellation Ventures Management II, LLC
its General Partner

By:	/s/ Tom Wasserman
Name: Tom Wasserman
Title: Managing Director

CONSTELLATION VENTURE CAPITAL
OFFSHORE II, L.P.

By:	Constellation Ventures Management II, LLC
its General Partner

By:	/s/ Tom Wasserman
Name: Tom Wasserman
Title: Managing Director

THE BSC EMPLOYEE FUND VI, L.P.

By:	Constellation Ventures Management II, LLC
its General Partner

By:	/s/ Tom Wasserman
Name: Tom Wasserman
Title: Managing Director

CVC II PARTNERS, LLC

By:	The Bear Stearns Companies Inc.
its Managing Member

By:	/s/ Tom Wasserman
Name: Tom Wasserman
Title: Managing Director

MTM TECHNOLOGIES, INC.

By:	/s/ Steven Stringer
Name: Steven Stringer
Title: President and Chief Executive Officer